UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2004

HIGHLAND HOSPITALITY CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	001-31906	57-1183293
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(IRS Employer Identification No.)

8405 Greensboro Drive, Suite 500, McLean, Virginia 22102

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (703) 336-4901

ITEM 2.	ACQUISITION OR DISPOSITION OF ASSETS

On May 10, 2004, Highland Hospitality Corporation (the “Company”), a newly formed lodging real estate investment trust, or REIT, acquired the 491-room Dallas/Fort Worth Airport Marriott hotel for $59 million in cash, plus customary closing adjustments. The Company purchased the hotel from Host Marriott Corporation and assumed the existing management contract under which Marriott International will continue to operate the hotel.

ITEM 7.	FINANCIAL STATEMENTS AND EXHIBITS

(a) and (b) financial statements of businesses acquired and pro forma financial information

The financial statements and pro forma financial information required by Item 7 (a) and 7 (b) are currently being prepared. The Company will file the required financial statements and pro forma financial information under the cover of Form 8-K/A as soon as practicable but in no event later than July 23, 2004.

c) The following exhibit is included with this report:

Exhibit 99.1	Press release dated May 11, 2004 announcing the acquisition of the Dallas/Fort Worth Airport Marriott hotel.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HIGHLAND HOSPITALITY CORPORATION

Date: May 13, 2004	By:	/s/ Douglas W. Vicari

Douglas W. Vicari Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated May 11, 2004 announcing the acquisition of the Dallas/Fort Worth Airport Marriott hotel.